AS FILED WITH THE SEC ON ____________________.          REGISTRATION NO. 2-80513



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 25


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                                   PRUCO LIFE
                           VARIABLE INSURANCE ACCOUNT
                              (Exact Name of Trust)


                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 437-4016
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------




It is proposed that this filing will become effective (check appropriate space):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


     [X]  on May 1, 1998 pursuant to paragraph (b) of Rule 485
             -----------
               (date)


     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

     [ ]  on             pursuant to paragraph (a) of Rule 485
             ----------
               (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

        1.               Cover Page

        2.               Cover Page

        3.               Not Applicable

        4.               Sale of the Contract and Sales Commissions

        5.               Pruco Life Variable Insurance Account

        6.               Pruco Life Variable Insurance Account

        7.               Not Applicable

        8.               Not Applicable

        9.               Litigation

       10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Premiums; Premium Adjustment; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Death Benefit Will
                         Vary; How a Contract's Cash Value Will Vary;
                         Withdrawal of a Portion of a Contract's Net Cash Value; Surrender of a Contract for its Net Cash Value; When Proceeds are Paid; Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy; Lapse and Reinstatement; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

       11. Brief Description of the Contract; Pruco Life Variable Insurance Account

       12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

       14. Brief Description of the Contract; Requirements for Issuance of a Contract

       15.               Brief Description of the Contract; Allocation of
                         Premiums; Transfers

       16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       17.               When Proceeds are Paid

       18.               Pruco Life Variable Insurance Account

       19.               Reports to Contract Owners

       20.               Not Applicable

       21.               Contract Loans

       22.               Not Applicable

       23.               Not Applicable

       24.               Other General Contract Provisions

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

       25.               Pruco Life Insurance Company

       26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

       27.               Pruco Life Insurance Company; The Prudential Series
                         Fund, Inc.

       28.               Pruco Life Insurance Company; Directors and Officers

       29.               Pruco Life Insurance Company

       30.               Not Applicable

       31.               Not Applicable

       32.               Not Applicable

       33.               Not Applicable

       34.               Not Applicable

       35.               Pruco Life Insurance Company

       36.               Not Applicable

       37.               Not Applicable

       38.               Sale of the Contract and Sales Commissions

       39.               Sale of the Contract and Sales Commissions

       40.               Not Applicable

       41.               Sale of the Contract and Sales Commissions

       42.               Not Applicable

       43.               Not Applicable

       44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary

       45.               Not Applicable

       46. Brief Description of the Contract; Pruco Life Variable Insurance Account; The Prudential Series Fund, Inc.

       47.               Pruco Life Variable Insurance Account; The Prudential
                         Series Fund, Inc.

       48.               Not Applicable

       49.               Not Applicable

       50.               Not Applicable

       51.               Not Applicable

       52.               Substitution of Series Fund Shares

       53.               Tax Treatment of Contract Benefits

       54.               Not Applicable

       55.               Not Applicable

       56.               Not Applicable

       57.               Not Applicable

       58.               Not Applicable

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

       59. Financial Statements; Financial Statements of Pruco Life Variable Insurance Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                             VARIABLE LIFE INSURANCE



                                   PROSPECTUS



                                 THE PRUCO LIFE
                           VARIABLE INSURANCE ACCOUNT


                                   MAY 1, 1998




                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS


MAY 1, 1998


PRUCO LIFE INSURANCE COMPANY
VARIABLE INSURANCE ACCOUNT


VARIABLE
LIFE INSURANCE
CONTRACTS


This prospectus describes a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). As of January 1, 1992, these Contracts are no longer available for sale. These Contracts provide whole-life insurance protection. That is, they provide lifetime insurance coverage, as long as premiums are paid. They also provide a cash value for the owner if the Contract is terminated during the insured's lifetime. A Contract's death benefit varies monthly with the investment performance of the subaccounts of the Pruco Life Variable Insurance Account (the "Account") to which the owner allocates the net premiums. Whatever the investment performance, however, it will not cause the death benefit to be less than a guaranteed minimum amount (generally the face amount specified in the Contract). The cash value of a Contract generally increases with the payment of each premium, but it also varies daily with investment performance. There is no guaranteed minimum cash value.

A Contract's net premiums and earnings on those premiums will be held in one or more of the investment subaccounts of the Account or, pursuant to a real estate investment option, in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"). The assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of the thirteen portfolios of the Series Fund in which net premiums under the Contracts may currently be invested--the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. The REAL PROPERTY ACCOUNT, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and the Pruco Life Variable Insurance Account.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. AND A CURRENT PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 437-4016

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----

BRIEF DESCRIPTION OF THE CONTRACT...........................................  1

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
  VARIABLE INSURANCE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
  AVAILABLE UNDER THE CONTRACT..............................................  2
  PRUCO LIFE INSURANCE COMPANY..............................................  2
  PRUCO LIFE VARIABLE INSURANCE ACCOUNT.....................................  3
  THE PRUDENTIAL SERIES FUND, INC...........................................  3
  PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT........................  4
  WHICH INVESTMENT OPTION SHOULD BE SELECTED................................  4

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................  5
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT...................................  5
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"..............................  5
  PREMIUMS..................................................................  5
  PREMIUM ADJUSTMENT........................................................  6
  ALLOCATION OF PREMIUMS....................................................  6
  CHARGES AND EXPENSES......................................................  6
  TRANSFERS.................................................................  8
  HOW A CONTRACT'S DEATH BENEFIT WILL VARY..................................  8
  HOW A CONTRACT'S CASH VALUE WILL VARY..................................... 10
  SURRENDER OF A CONTRACT FOR ITS NET CASH VALUE............................ 12
  WITHDRAWAL OF A PORTION OF A CONTRACT'S NET CASH VALUE.................... 12
  WHEN PROCEEDS ARE PAID.................................................... 13
  LIVING NEEDS BENEFIT...................................................... 13
  ILLUSTRATIONS OF CASH VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.... 14
  CONTRACT LOANS............................................................ 15
  RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT WHOLE-LIFE POLICY........ 16
  SALE OF THE CONTRACT AND SALES COMMISSIONS................................ 16
  TAX TREATMENT OF CONTRACT BENEFITS........................................ 16
  LAPSE AND REINSTATEMENT................................................... 18
  OPTIONS ON LAPSE.......................................................... 18
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS....... 20
  OTHER GENERAL CONTRACT PROVISIONS......................................... 20
  RIDERS.................................................................... 20
  VOTING RIGHTS............................................................. 20
  SUBSTITUTION OF SERIES FUND SHARES........................................ 21
  REPORTS TO CONTRACT OWNERS................................................ 21
  STATE REGULATION.......................................................... 21
  EXPERTS................................................................... 21
  LITIGATION................................................................ 22
  YEAR 2000 COMPLIANCE...................................................... 22
  ADDITIONAL INFORMATION.................................................... 22
  FINANCIAL STATEMENTS...................................................... 22

DIRECTORS AND OFFICERS...................................................... 23

FINANCIAL STATEMENTS OF PRUCO LIFE VARIABLE INSURANCE ACCOUNT............... A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
  AND SUBSIDIARIES.......................................................... B1

ADDITIONAL ILLUSTRATIONS OF CASH VALUES, DEATH BENEFITS, AND
  ACCUMULATED PREMIUMS...................................................... C1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                        BRIEF DESCRIPTION OF THE CONTRACT

This variable life insurance contract (the "Contract") being offered by Pruco Life Insurance Company ("Pruco Life") is in many respects similar to traditional "fixed-benefit" whole-life insurance. In other respects it is quite different. As with fixed-benefit whole-life insurance, the owner pays level premiums for a Contract that provides lifetime insurance coverage on the named insured. Like fixed-benefit whole-life insurance, a Contract has a cash value that the owner may obtain by terminating the Contract. Also like fixed-benefit whole-life insurance, a variety of optional benefits and riders may be added and may require an additional premium. Finally, like fixed-benefit whole-life insurance, the cash value of a Contract during the early years will be substantially lower than the sum of the premiums paid. Under a fixed-benefit contract, there are a fixed guaranteed death benefit and a cash value that increases at a guaranteed rate as additional premiums are paid; in some such contracts, the insurer may refund some of the premium as a dividend if its experience is better than the assumptions upon which it made its guarantees. The variable life insurance Contract described here also has a schedule of cash values and a guaranteed minimum death benefit. The distinctive feature of this Contract is that the premiums, after certain deductions are made, are placed in one or more separate investment subaccounts of Pruco Life's Variable Insurance Account, and the death benefit and cash value may increase or decrease, depending on the investment performance of the selected subaccount[s]. There is no minimum cash value. But, as long as no premium is in default and there is no loan on the Contract, the death benefit will not be less than a guaranteed minimum amount (the face amount specified in the Contract, unless the Contract owner has withdrawn part of the Contract's cash value). See WITHDRAWAL OF A PORTION OF A CONTRACT'S NET CASH VALUE, page 12. The smallest Contract has a face amount of $25,000. As of January 1, 1992, these Contracts are no longer available for sale.

The owner of a Contract chooses the subaccount[s] of the Pruco Life Variable Insurance Account (the "Account") into which the net premiums will be placed. At present there are thirteen subaccounts, each of which is invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund to which The Prudential Insurance Company of America ("Prudential") acts as investment advisor. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in US Government securities including intermediate and long-term US Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities and common stock in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed-income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 3.

The Contract owner may also invest a portion of his or her net premiums in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest a portion of his or her net premiums in the Real Property Account, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby the various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 4.

Because the assets that relate to the Contract may be invested in these various investment options, the Contract offers an opportunity for the cash value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. But the owner must accept the risk that if investment performance is unfavorable the cash value may not appreciate as rapidly and, indeed, may decrease in value.

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page
6. In brief, and subject to that fuller description, the following charges may be made: (1) an annual administrative charge of $30 if premiums are paid annually, $32 if paid semi-annually, $36 if paid quarterly, and $48 if paid monthly; (2) a one-time first-year administrative charge upon each premium of up to $5 for each $1,000 of face amount if premiums are paid annually, $2.52 if paid semi-annually, $1.27 if paid quarterly, and $0.43 if paid monthly; (3) sales load charges of not more than 30% of the basic premium in the first Contract year, not more than 10% of the basic premium in the second year, and not more than 9% of the sum of the basic premiums to be paid in the first 20 years; (4) a premium tax charge of 2% is deducted from each basic premium; (5) a guaranteed minimum death benefit risk charge of not more than 1.2% of each basic premium; (6) each month, a charge for anticipated mortality based on the 1980 CSO Tables is deducted; (7) a daily charge equivalent to an annual rate of 0.35% is deducted from the assets of the subaccounts for mortality and expense risks;
(8) if the Contract includes riders, a deduction from each premium payment will be made for charges applicable to those riders; and (9) certain fees and expenses are deducted from the assets of the Series Fund and Real Property Account. Because of these charges, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period. The death benefit increases or decreases monthly (but not below the guaranteed minimum amount) depending on the investment results of the subaccount[s] and/or the Real Property Account in which the Contract participates. It does not change simply because a premium is paid. The cash value also changes at a rate that depends upon the investment results, but these changes take place daily rather than monthly. Each premium payment has the effect of adding to the cash value. For more detailed information about how the death benefit and cash value change, see HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 8 and HOW A CONTRACT'S CASH VALUE WILL VARY, page 10.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 5.

Each owner should retain a copy of the Contract document. That document, together with the attached application, constitutes the entire agreement between the owner and Pruco Life.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                 COMPANY, PRUCO LIFE VARIABLE INSURANCE ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1997, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

PRUCO LIFE VARIABLE INSURANCE ACCOUNT

The Pruco Life Variable Insurance Account (the "Account") was established on November 10, 1982 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently thirteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 6.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Contract owners have a large number of options as to how the amounts credited to their Contracts will be invested. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves somewhat different investment risks, policies, and programs.

Some Contract owners may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios, while others, who desire even greater safety of principal, may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. Contract owners not interested in common stocks but willing to take risks and seeking the possibility of a high total return may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. Some Contract owners may wish to divide their funds among two or more of the portfolios. Some may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits a Contract owner to diversify his or her investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


Each Contract owner must make his or her own choice that takes into account how willing he or she is to accept investment risks, the manner in which his or her other assets are invested, and his or her own predictions about what investment results are likely to be in the future. Prudential recommends against frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful. See TRANSFERS, page 8.

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of January 1, 1992, these Contracts are no longer available for sale. The minimum initial guaranteed death benefit that can be applied for is $25,000. The Contract generally is issued on insureds below the age of 76. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

PREMIUMS

Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis. If paid more often than annually, an extra fee will be charged to compensate Pruco Life for the additional processing costs (see CHARGES AND EXPENSES, page 6) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, and the insured's risk classification. Contract owners who pay premiums other than on a monthly basis will receive notice that a premium is due about 3 weeks before each due date. Contract owners who pay premiums monthly will receive each year a book with twelve coupons that will serve as a reminder. With Pruco Life's consent, an owner may change the frequency of premium payments.

A Contract owner may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows representative standard and preferred annual premium amounts for various face amounts:

--------------------------------------------------------------------------
                 |       $25,000 FACE       |        $100,000 FACE
                 |          AMOUNT          |           AMOUNT
                 |--------------------------|-----------------------------
                 | Preferred   |   Standard |  Preferred   |   Standard
-----------------|-------------|------------|--------------|--------------
 Male, age 25    |  $270.00    |   $283.25  |  $ 990.00    |  $1,043.00
   at issue      |             |            |              |
-----------------|-------------|------------|--------------|--------------
Female, age 35   |  $333.75    |   $342.75  |  $1,245.00   |  $1,281.00
   at issue      |             |            |              |
-----------------|-------------|------------|--------------|--------------
 Male, age 40    |  $449.00    |   $484.50  |  $1,706.00   |  $1,848.00
   at issue      |             |            |              |
--------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.

--------------------------------------------------------------------------
                 |        $25,000 FACE      |        $100,000 FACE
                 |           AMOUNT         |           AMOUNT
                 |--------------------------|-----------------------------
                 |   Monthly   |    Annual  |   Monthly   |     Annual
-----------------|-------------|------------|-------------|---------------
 Male, age 25    |   $26.00    |   $283.25  |   $ 92.00   |   $1,043.00
   at issue      |             |            |             |
-----------------|-------------|------------|-------------|---------------
Female, age 35   |   $31.00    |   $342.75  |   $112.00   |   $1,281.00
   at issue      |             |            |             |
-----------------|-------------|------------|-------------|---------------
 Male, age 40    |   $43.25    |   $484.50  |   $161.00   |   $1,848.00
   at issue      |             |            |             |
--------------------------------------------------------------------------


There is a grace period of 31 days for each premium except the first one. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, the Contract owner will have several options. These may include continuing the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract debt, for a fixed period, continuing a lesser amount of insurance for the lifetime of the insured, or surrender of the Contract for its net cash value. See OPTIONS ON LAPSE, page 18.

PREMIUM ADJUSTMENT

If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the death benefit. If the insured dies while no premium is in default, Pruco Life will increase the death benefit by the portion of the last premium that covers the period subsequent to the date of death.

ALLOCATION OF PREMIUMS

Net premium payments--that is, the amount of the premiums less the deductions described below in items 1 through 5 under Charges and Expenses--will be placed as of the end of the valuation period when due (not when received) in one or more subaccounts of the Account and/or the Real Property Account, as directed by the Contract owner. Any premium payments received prior to the due date will be held in Pruco Life's general account, and the net premium will not be credited to the investment option selected by a Contract owner until the due date. Provided the Contract is not in default, the Contract owner may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. There is no charge for reallocating future net premiums. If any portion of a net premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot.

CHARGES AND EXPENSES


The deductions and charges made by Pruco Life that are described below, excluding those fees and expenses relating to the Series Fund portfolios, will not be increased with respect to any Contract in effect, regardless of any changes in longevity or increases in expenses; Series Fund portfolio charges will vary from year to year.

     1. If premiums are paid annually, there is an annual administrative charge of $30 for administrative expenses incurred, among other things, for billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records, and communicating with Contract owners. If premiums are paid more frequently, the annual administrative charge will be higher to reflect the additional expense incurred in collecting and processing more frequent premiums. The charge will be $32 if premiums are paid semi-annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly. During 1997, 1996, and 1995, Pruco Life received a total of approximately $3,438,597, $3,627,668, and $3,804,569, respectively, in annual administrative charges.

     2. There is a charge to compensate Pruco Life for the cost of selling the Contract. This cost includes sales commissions, advertising, and the printing of prospectuses and sales literature. This charge is generally called the "sales load." It is not more than 30% of the basic premium (defined below) in the first Contract year, not more than 10% of the basic premium in the second year, and not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the annual administrative charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits. During

          1997, 1996, and 1995, Pruco Life received a total of approximately $3,191,485, $3,382,821, and $3,612,789, respectively, in sales load charges.

     3. There is a charge of 2% of each basic premium for state and local premium-based taxes. The applicable statutory tax rules differ from state to state, and in some states by locality. Pruco Life may collect more or less for this charge than it actually pays for premium taxes. To the extent that the 2% rate is insufficient to pay taxes in all jurisdictions, the difference will be borne by Pruco Life. During 1997, 1996, and 1995, Pruco Life received a total of approximately $638,962, $678,538, and $723,689, respectively, in charges for payment of state premium taxes.

     4. There is a charge of not more than 1.2% of each basic premium to compensate Pruco Life for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. During 1997, 1996, and 1995, Pruco Life received a total of approximately $383,377, $407,123, and $434,213, respectively, for this risk charge. When premiums are paid more frequently than annually, these charges will be deducted proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the separate account will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.

     5. Apart from the deductions from gross premiums just described, the amounts held in the Account and/or the Real Property Account attributable to each Contract are subject to a mortality charge and are reduced once a month to compensate Pruco Life for the anticipated cost of paying death benefits to the beneficiaries of those persons who die during that period. The amount of this reduction is based on the 1980 Commissioner's Standard Ordinary Mortality Table (the "1980 CSO Table").

     6. There is also a daily charge to the Account and/or the Real Property Account for the mortality and expense risks that Pruco Life assumes. This charge is made daily at an effective annual rate of 0.35% of the value of the Account's and/or the Real Property Account's assets. The mortality risk assumed is that insureds may live for a shorter period of time than that predicted by the 1980 CSO Table. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will be greater than Pruco Life estimated. During 1997, 1996, and 1995, Pruco Life received a total of approximately $1,281,999, $1,107,590, and $952,424, respectively, in mortality and expense risk charges.

     7. If the Contract includes riders, a deduction from each premium payment will be made for charges applicable to those riders.

     8. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income.

          The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                            |              |      OTHER      |      TOTAL
                            |   INVESTMENT |     EXPENSES    |     EXPENSES
         PORTFOLIO          |    ADVISORY  |  (AFTER EXPENSE |  (AFTER EXPENSE
                            |       FEE    | REIMBURSEMENT)* | REIMBURSEMENT)*
----------------------------|--------------|-----------------|------------------
MONEY MARKET                |      0.40%   |      0.00%*     |      0.40%*
DIVERSIFIED BOND            |      0.40%   |      0.00%*     |      0.40%*
GOVERNMENT INCOME           |      0.40%   |      0.04%      |      0.44%
CONSERVATIVE BALANCED       |      0.55%   |      0.00%*     |      0.40%*
FLEXIBLE MANAGED            |      0.60%   |      0.00%*     |      0.40%*
HIGH YIELD BOND             |      0.55%   |      0.02%      |      0.57%
STOCK INDEX                 |      0.35%   |      0.02%      |      0.37%
EQUITY INCOME               |      0.40%   |      0.01%      |      0.41%
EQUITY                      |      0.45%   |      0.00%*     |      0.40%*
PRUDENTIAL JENNISON         |      0.60%   |      0.04%      |      0.64%
SMALL CAPITALIZATION STOCK  |      0.40%   |      0.10%      |      0.50%
GLOBAL                      |      0.75%   |      0.10%      |      0.85%
NATURAL RESOURCES           |      0.45%   |      0.09%      |      0.54%
--------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. For the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.43% for the Money Market Portfolio, 0.43% for the Diversified Bond Portfolio, 0.56% for the Conservative Balanced Portfolio, 0.62% for the Flexible Managed Portfolio and 0.46% for the Equity Portfolio. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.




The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is being made currently to the Account for Company federal income taxes. Pruco Life will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

More detailed information is contained in the attached prospectus for the Series Fund and its statement of additional information.

TRANSFERS

Provided no premium is overdue or if the Contract is in force as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 18), the owner may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount or to the Real Property Account. Currently, Contract owners may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred. Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for that investment option.

Transfers among subaccounts or to the Real Property Account will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. The Contract owner may transfer amounts by proper written notice to a Home Office or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. Contract owners will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on policies that are assigned, see ASSIGNMENT, page 20, depending on the terms of the assignment. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine. The Company will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


HOW A CONTRACT'S DEATH BENEFIT WILL VARY

Although a Contract's death benefit can never be less than the Contract's guaranteed minimum amount (assuming no outstanding Contract debt or premium in default), it will change on the first day of each Contract month after the first month by an amount that depends on the investment performance of the subaccounts and/or the Real Property Account in which the Contract participates. The first Contract month starts on the Contract date. When the first premium is paid with the application, the Contract date is ordinarily the later of the date of the application or the date of any medical examination. If the first premium is not paid with the application, the Contract date is ordinarily 2 or 3 days after the application is approved by Pruco Life so that it either coincides with or is prior to the date on which the first premium is paid. For the purpose of calculating benefits, the initial net premium is deemed to be placed in the Account on the Contract date. Each succeeding Contract month starts on the same date in the month as the Contract date. The first day of each Contract month is called the "Monthly date."

To simplify the following discussion, it is assumed that all of the net premiums under a Contract have been allocated to a single subaccount. If the value of the assets relating to the Contract held in the subaccount has increased due to investment performance during the Contract month at greater than a 4% annual rate, the Contract's death benefit will increase on the first day of the next Contract month; if the value of these assets decreases or increases at less than a 4% annual rate, the death benefit will decrease (but not below the guaranteed minimum amount). The reason the assets of the subaccount relating to a Contract must increase from one Monthly date to the next at a rate of more than 4% a year in order for the death benefit to increase is that Pruco Life, in determining the premiums for the Contract, has assumed that the value of the assets will increase due to investment performance at a rate of 4% a year.

The exact amount by which the death benefit changes is determined by an actuarial computation that is based, among other things, upon the age and sex (except where unisex rates apply) of the insured, the size of the Contract, and the number of years it has been in effect, as well as by the investment results of the subaccount in which the Contract participates. In general, a change in the dollar value of a subaccount's assets due to investment results will produce a larger change in the death benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.

Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the death benefit will tend to be greater for a Contract that has been in effect for a long time than for one that has been in effect for a short time, despite the fact that the insured is older.


Illustrations of how the death benefit for representative Contracts will vary over extended periods, assuming several different uniform investment results, are included in tables on pages T1 and T2 and on pages C1 and C2 of this prospectus. The examples set forth below illustrate death benefits. These examples also assume a total Series Fund expense ratio of 0.49% (taking into account the offsets described under CHARGES AND EXPENSES on page 6).


The following two examples show, for the same Contracts, how the death benefit will vary over a selected year for two hypothetical investment results that are different from those shown in the tables and thus provide additional comparisons.


Example No. 1. Contract with $50,000 guaranteed death benefit and annual premiums in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.16% per year. In the 19th year the value of the assets increase at a uniform rate of 8.16%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)

       -------------------------------------------------------
                       |   DEATH BENEFIT    |   DEATH BENEFIT
          INSURED      |   END OF YEAR 18   |   END OF YEAR 19
       ----------------|--------------------|-----------------
       Male, age 25    |      $59,477       |      $60,958
         at issue      |                    |
       ----------------|--------------------|-----------------
       Male, age 40    |      $60,613       |      $62,239
         at issue      |                    |
      --------------------------------------------------------


Example No. 2. Same assumptions as in Example No. 1 except that the value of the assets increases by 1.16% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)

       -------------------------------------------------------
                      |    DEATH BENEFIT    |   DEATH BENEFIT
          INSURED     |    END OF YEAR 18   |   END OF YEAR 19
       ---------------|---------------------|-----------------
       Male, age 25   |       $59,477       |      $58,466
         at issue     |                     |
       ---------------|---------------------|-----------------
       Male, age 40   |       $60,613       |      $59,503
         at issue     |                     |
       -------------------------------------------------------

In these examples the changes are slightly greater for the Contract issued on the older insured because the premiums for a $50,000 Contract issued at age 40 are greater than those for one issued at age 25, and the dollar amount of the increase resulting from a 7.16% compounded return upon the assets in the Account relating to the Contract on the older insured is therefore larger. The changes in the death benefit are greater even though the increase or decrease in the death benefit resulting from a $1 change in the assets relating to the Contract is greater for a younger insured.

Example No. 3. This example and the one following provide information for a Contract with an $800 annual premium, in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.16% per year. In the 19th year the value of the assets increases at a uniform rate of 8.16%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)


--------------------------------------------------------------------------------
                  |    GUARANTEED     |    Death Benefit    |    Death Benefit
    INSURED       |   DEATH BENEFIT   |   End of Year 18    |   End of Year 19
------------------|-------------------|---------------------|-------------------
  Male, age 25    |      $76,012      |       $90,420       |      $92,671
    at issue      |                   |                     |
------------------|-------------------|---------------------|-------------------
  Male, age 40    |      $42,354      |       $51,344       |      $52,722
    at issue      |                   |                     |
--------------------------------------------------------------------------------


Example No. 4. Same assumptions as Example No. 3 except that the value of the assets increases by 1.16% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)

--------------------------------------------------------------------------------
                  |    GUARANTEED      |    Death Benefit    |    Death Benefit
    INSURED       |   DEATH BENEFIT    |   End of Year 18    |   End of Year 19
------------------|--------------------|---------------------|------------------
  Male, age 25    |      $76,012       |       $90,420       |       $88,883
    at issue      |                    |                     |
------------------|--------------------|---------------------|------------------
  Male, age 40    |      $42,354       |       $51,344       |       $50,404
    at issue      |                    |                     |
--------------------------------------------------------------------------------


These examples show how the same investment results affect the death benefit more significantly for a younger insured.

If the assets in the subaccount in which the Contract participates have earned less than 4%, and the death benefit accordingly equals the guaranteed minimum amount, Pruco Life will keep a record of what the death benefit would have been had there not been a guaranteed minimum. If later investment results are favorable, that is if the value of the assets in the subaccount later increases at a rate greater than 4% a year, the death benefit will not become more than the guaranteed minimum amount until the earlier unfavorable investment results have been offset. For example, suppose for the first 3 years the value of the assets in the subaccount increases due to investment performance at only a rate of 2% per year. The death benefit will nevertheless remain at the guaranteed minimum amount. If the value of the assets increases at a rate of 8% in the fourth year, this might not be enough to offset the earlier unfavorable investment results. If so, the death benefit will not increase.

For further information, see the tables on pages T1 and T2. They show for various insureds how a Contract's death benefit and cash value will change if the gross investment return in the selected Series Fund portfolio[s] is 0%, 4% or 8%. In addition, the tables on pages C1 and C2 show, for various insureds, how a Contract's death benefit and cash value will change if the gross investment return is 0%, 6% or 12%. The registration statement of the Account on file with the SEC contains a full and precise description of how the death benefit and cash value of a Contract are determined.

HOW A CONTRACT'S CASH VALUE WILL VARY

A variable life insurance Contract has a net cash value which the owner may get by surrender of the Contract while the insured is living. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash value is not known in advance even if it is assumed that premiums are paid when due, because it varies daily with the investment performance of the subaccount[s] and/or the Real Property Account in which the Contract participates.

A Contract's value upon surrender is its "net cash value," which is the cash value less any outstanding Contract debt. See CONTRACT LOANS, page 15. The following discussion of cash values assumes that there is no Contract debt, that no premium is in default, and that the net premiums have all been allocated to a single subaccount.

During the early months of the first Contract year, the cash value will be very small or zero because of the charges made in connection with issuance of the Contract. On the Contract date the cash value is equal to the first net premium, unless, as may be the case throughout the first Contract year, there are unpaid issue charge installments which reduce the cash value. Thereafter, the cash value on every Monthly date will be equal to the cash value on the preceding Monthly date increased or decreased by the change in the value of the assets relating to the Contract, less the amount Pruco Life needs to provide for the death benefit for the period between the two dates. If a premium is due and paid on a Monthly date, the cash value on that date is further increased by the amount of the net premium. The cash value between Monthly dates is computed in a similar way.

While the death benefit increases if the value of the assets in the subaccount increases at a rate of more than 4% a year, the investment performance needed to produce an increase in the cash value cannot be stated in advance. It is different for insureds of different age and sex (except where unisex rates apply) at issue. It is also different for Contracts on comparable insureds if those Contracts have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if it has not yet been paid) does not result in any change in the death benefit, while the cash value is assumed to increase by exactly the amount of the net premium. But if the net premium is not paid before the end of the grace period, or if the Contract is surrendered before then, the cash value is adjusted downward to take into account the failure to pay the premium on the due date.


The tables on pages T1 and T2 and on pages C1 and C2 of this prospectus illustrate what the cash values would be for representative Contracts over extended periods, assuming uniform investment results, together with information about the aggregate premiums paid under these Contracts. The examples set forth below assume a total Series Fund expense ratio of 0.49% (taking into account the offsets described under CHARGES AND EXPENSES on page 6).


The following two examples show, for the same Contracts, how the cash values will vary over a selected year for two hypothetical investment results that are different from those shown in the tables.


Example No. 1. Contract with $50,000 guaranteed death benefit and annual premiums in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.16% per year. In the 19th year the value of the assets increases at a uniform rate of 8.16%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)

       ----------------------------------------------------------
                       |      CASH VALUE      |     CASH VALUE
          INSURED      |    END OF YEAR 18    |   END OF YEAR 19
       ----------------|----------------------|------------------
       Male, age 25    |       $11,860        |      $13,117
         at issue      |                      |
       ----------------|----------------------|------------------
       Male, age 40    |       $20,110        |      $22,094
         at issue      |                      |
       ----------------------------------------------------------



Example No. 2. Same assumptions as in Example No. 1 except that the value of the assets increases by 1.16% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)

       ----------------------------------------------------------
                       |      CASH VALUE      |     CASH VALUE
          INSURED      |    END OF YEAR 18    |   END OF YEAR 19
       ----------------|----------------------|------------------
       Male, age 25    |       $11,860        |      $12,264
         at issue      |                      |
       ----------------|----------------------|------------------
       Male, age 40    |       $20,110        |      $20,652
         at issue      |                      |
       ----------------------------------------------------------


The changes are greater for the older insured because the premiums (and hence the assets in the Account relating to the Contract on that insured) are greater and the same rate of increase therefore produces a greater dollar amount.

Example No. 3. This example and the one following provide information for a Contract with an $800 annual premium, in effect for 18 years, during which time the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.16% per year. In the 19th year the value of the assets increases at a uniform rate of 8.16%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)

       ------------------------------------------------------------
                       |      Cash Value     |      Cash Value
          INSURED      |    End of Year 18   |    End of Year 19
       ----------------|---------------------|---------------------
       Male, age 25    |       $18,030       |       $19,941
         at issue      |                     |
       ----------------|---------------------|---------------------
       Male, age 40    |       $17,035       |       $18,716
         at issue      |                     |
       ------------------------------------------------------------

Example No. 4. Same assumptions as in Example No. 3 except that the value of the assets increases by 1.16% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)

       ------------------------------------------------------------
                       |      Cash Value     |      Cash Value
          INSURED      |    End of Year 18   |    End of Year 19
       ----------------|---------------------|---------------------
       Male, age 25    |       $18,030       |       $18,644
         at issue      |                     |
       ----------------|---------------------|---------------------
       Male, age 40    |       $17,035       |       $17,494
         at issue      |                     |
       ------------------------------------------------------------


The last two examples might be compared with Examples No. 3 and 4 on pages 9 and
10. Note that while the same premium results in a larger death benefit for the younger insured, the cash values for the younger and older insureds are quite similar. Note also that while the death benefit decreases if the investment return is 1.16% per year, the cash value increases.


Because a substantial part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

SURRENDER OF A CONTRACT FOR ITS NET CASH VALUE

A Contract may be surrendered in whole or in part for its net cash value while the insured is living. Surrendering a Contract in part involves splitting the Contract into two Contracts. One is surrendered for its net cash value; the other is continued in force on the same terms as the original Contract except that premiums and values will be appropriately reduced. The Contract continued must have a face amount of at least $25,000, and its premium will be based on the new face amount. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.

To surrender a Contract in whole or in part, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Home Office. The net cash value of a surrendered Contract will be determined as of the valuation period such notice is received in a Home Office.

WITHDRAWAL OF A PORTION OF A CONTRACT'S NET CASH VALUE

Pruco Life will permit a Contract owner to withdraw a portion of the Contract's net cash value (generally that resulting from investment performance in excess of 4% a year) without surrendering the Contract, provided that the death benefit is reduced by the amount of paid-up whole life insurance that the cash value withdrawn would have purchased for that Contract owner, and that the guaranteed minimum death benefit is reduced so that the difference between the death benefit and the guaranteed minimum death benefit is the same percentage of cash value after the withdrawal as before. The right to withdraw such excess net cash value may be usefully compared with a partial surrender. As noted above, a partial surrender essentially involves splitting an existing Contract into two Contracts and surrendering one for its net cash value; the death benefit, the guaranteed minimum death benefit, and the cash value of the continuing Contract will all be proportionately reduced and a new lower scheduled premium will henceforth be payable. If a Contract owner elects to withdraw excess cash value, the scheduled premium is not reduced. The cash value is, of course, reduced by exactly the amount of the withdrawal.

Both the death benefit and the guaranteed minimum death benefit are also reduced but by a lesser amount than they would be under a partial surrender. It is important to note, however, that a death benefit decrease may under certain circumstances cause the Contract to become a Modified Endowment Contract. For a brief discussion of the potential tax consequences of a Contract owner's withdrawal of the excess cash value, see TAX TREATMENT OF CONTRACT BENEFITS, page 16.

Upon request, Pruco Life will tell a Contract owner the amount of the net cash value that may be withdrawn in this manner and the amount of the corresponding reductions in the death benefit and guaranteed minimum death benefit for that or any lesser amount of cash value withdrawn. A Contract owner is able to exercise the right to withdraw a portion of the Contract's cash value either on an isolated or occasional basis or automatically every year, to the extent investment performance warrants, for the purpose of applying partial cash value withdrawals toward the payment of premiums on the Contract. To exercise this right, a Contract owner must deliver or mail a written request in a form that meets Pruco Life's needs to a Home Office.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash value or loan proceeds within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to a Contract in force as extended term or fixed reduced paid-up insurance, Pruco Life expects to pay any cash value promptly upon request. However, Pruco Life has the right to delay payment of such cash value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(sm) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefits in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract's cash value is allocated to the Real Property Account. The tables illustrate how cash values and death benefits of Contracts with a given premium and face amount issued on an insured of a given age would vary over time if the return on the assets held in the selected Series Fund portfolios were a uniform, gross, after-tax, annual rate of 0%, 4% or 8%. The death benefits and cash values would be different from those shown if the returns averaged 0%, 4%, and 8% but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the portfolios. This is because the tables assume a total Series Fund expense ratio of 0.49% (taking into account the offsets described under CHARGES AND EXPENSES on page 6), and also reflect a daily mortality and expense risk charge to the Account equal to an effective annual charge of 0.35%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, and 8% correspond to approximate net annual rates of return of -0.84%, 3.16%, and 7.16%.


The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 4% or 8% than it does now.

The second column of each table shows what results would be achieved if an amount equal to the total annual premium were invested to earn 4% interest compounded annually.

Upon request, Pruco Life will furnish a comparable illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. Such an illustration will assume that the insured is a standard (or, on request, a preferred) risk and that the premium will be paid on an annual basis.


Additional illustrations that assume the gross annual investment return is 0%, 6%, and 12% can be found on pages C1 and C2. These percentages correspond to approximate net annual rates of return of -0.84%, 5.16%, and 11.16%, respectively.


                                                          ILLUSTRATIONS
                                                          -------------

                                                VARIABLE LIFE INSURANCE CONTRACT
                                                        MALE ISSUE AGE 25
                                                $50,000 GUARANTEED DEATH BENEFIT
                                    $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.84% Net)     (3.16% Net)     (7.16% Net)       (-0.84% Net)     (3.16% Net)     (7.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,000        $ 50,012             $   22         $    25         $    28
     2          $ 1,138             $50,000         $50,000        $ 50,081             $  376         $   396         $   416
     3          $ 1,742             $50,000         $50,000        $ 50,208             $  729         $   781         $   834
     4          $ 2,369             $50,000         $50,000        $ 50,394             $1,080         $ 1,178         $ 1,282
     5          $ 3,022             $50,000         $50,000        $ 50,641             $1,438         $ 1,598         $ 1,772
     6          $ 3,701             $50,000         $50,000        $ 50,948             $1,791         $ 2,029         $ 2,295
     7          $ 4,407             $50,000         $50,000        $ 51,316             $2,141         $ 2,473         $ 2,854
     8          $ 5,141             $50,000         $50,000        $ 51,746             $2,486         $ 2,929         $ 3,449
     9          $ 5,905             $50,000         $50,000        $ 52,237             $2,827         $ 3,396         $ 4,083
    10          $ 6,699             $50,000         $50,000        $ 52,790             $3,162         $ 3,874         $ 4,759
    15          $11,172             $50,000         $50,000        $ 56,492             $4,734         $ 6,419         $ 8,811
    20          $16,615             $50,000         $50,000        $ 61,794             $6,094         $ 9,173         $14,195
    25          $23,237             $50,000         $50,000        $ 68,772             $7,231         $12,113         $21,291
    30          $31,293             $50,000         $50,000        $ 77,552             $8,121         $15,179         $30,528
40 (Age 65)     $53,020             $50,000         $50,000        $101,225             $9,039         $21,248         $57,143

----------------

(1)  If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES,
AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES
OF RETURN AVERAGED 0%, 4%, AND 8% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                               T1


                                                VARIABLE LIFE INSURANCE CONTRACT
                                                        MALE ISSUE AGE 40
                                                $50,000 GUARANTEED DEATH BENEFIT
                                     $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.84% Net)     (3.16% Net)     (7.16% Net)       (-0.84% Net)     (3.16% Net)     (7.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,000         $50,029            $   197         $   208         $   219
     2          $ 1,992             $50,000         $50,000         $50,121            $   815         $   863         $   912
     3          $ 3,048             $50,000         $50,000         $50,275            $ 1,417         $ 1,527         $ 1,642
     4          $ 4,147             $50,000         $50,000         $50,491            $ 2,002         $ 2,199         $ 2,411
     5          $ 5,289             $50,000         $50,000         $50,776            $ 2,642         $ 2,955         $ 3,298
     6          $ 6,477             $50,000         $50,000         $51,127            $ 3,265         $ 3,721         $ 4,234
     7          $ 7,713             $50,000         $50,000         $51,546            $ 3,871         $ 4,498         $ 5,221
     8          $ 8,998             $50,000         $50,000         $52,032            $ 4,459         $ 5,284         $ 6,262
     9          $10,335             $50,000         $50,000         $52,586            $ 5,031         $ 6,081         $ 7,360
    10          $11,725             $50,000         $50,000         $53,207            $ 5,584         $ 6,888         $ 8,517
    15          $19,554             $50,000         $50,000         $57,324            $ 8,051         $11,012         $15,247
    20          $29,080             $50,000         $50,000         $63,155            $ 9,969         $15,178         $23,749
25 (Age 65)     $40,670             $50,000         $50,000         $70,776            $11,330         $19,268         $34,348

----------------

(1)  If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES,
AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES
OF RETURN AVERAGED 0%, 4%, AND 8% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                 T2

CONTRACT LOANS

After the first Contract year, the owner may borrow from Pruco Life using the Contract as the only security for the loan. During the first Contract year, no loans are permitted. Except as provided in the following paragraph, after the first Contract year a Contract owner may borrow up to 75% of the Contract's cash value. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. The owner who is paying premiums other than monthly may elect in advance to have Pruco Life automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period. In some states this automatic premium loan may be available to owners who pay premiums monthly.

Under one of the loan provisions available under this Contract, interest on a loan accrues daily at a fixed effective annual rate of 5.5% (6% for Contracts issued to Texas residents). However, if a Contract owner so desires, and if Pruco Life has received any required approvals from the regulatory officials in the state or other jurisdiction in which the Contract is to be issued, the Contract owner may elect at the time of issuance of the Contract to have a different loan provision in the Contract under which the interest rate will vary from time to time. Under this variable loan interest rate provision, a Contract owner may borrow up to 90% of the Contract's cash value after the first Contract year.


If an owner elects the variable loan interest rate provision, interest on any loan will accrue daily at an effective annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending 2 months before the calendar month of the Contract anniversary; (2) 5%, which is the assumed rate of return for the Contract plus 1%; and (3) any rate required by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1997 ranged from 7.03% to 7.99%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the amount of the loan. If the sum of all outstanding loans plus accrued interest exceeds what the net cash value would be if there were no Contract debt, Pruco Life will notify the Contract owner of its intent to terminate the Contract in 31 days, within which time the owner may repay all or enough of the loan to obtain a positive net cash value and thus keep the Contract in force. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS -- Pre-Death Distributions, page 17, and LAPSE AND REINSTATEMENT, page 18.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Real Property Account, as applicable. The reduction will generally be made in the same proportions as the value in each subaccount and Real Property Account bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will be credited with the assumed investment return of 4% rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was so transferred will be credited with a rate which is 1% less than the loan interest rate for the Contract year (instead of 4%), rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, the amount of the Contract debt will be deducted from the death benefit or the cash value otherwise payable.

A loan will have a permanent effect on a Contract's death benefit and cash value because the investment results of the subaccount[s] and/or the Real Property Account will apply only to the amount remaining in the subaccount[s] and/or the Real Property Account. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are favorable while the loan is outstanding, the death benefit and cash value will not increase as rapidly as they would have if no loan had been made. If investment results are unfavorable, the death benefit and the cash value will not be as adversely affected as they would have been had no loan been made. Of course, a loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

The tax treatment of Contract loans depends upon whether the Contract is classified as a Modified Endowment Contract for federal tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.


Consider the Contract issued on a 25 year old insured illustrated in the table on page T1 with an 8% gross investment return. Assume a $2,500 (5.5%) fixed-rate loan was made at the end of Contract year 8 and repaid at the end of Contract year 9. Upon repayment, the death benefit would be $51,924.31 and the cash value $4,006.00. These amounts are lower than the death benefit and cash value shown on that page for the end of

Contract year 9 because the loan amount was credited with the 4% assumed investment return rather than the 8% gross rate of return for the selected subaccounts.

RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT WHOLE-LIFE POLICY

At any time during the first 24 months after a Contract is issued, so long as no premium due remains unpaid, the owner may exchange it for a fixed benefit whole-life policy on the insured's life. No evidence of insurability will be required to make an exchange. The new policy's death benefit will be the same as the guaranteed minimum amount of the Contract. The new policy will also have the same issue date and risk classification for the insured as the Contract, but it will be issued by Prudential and will be a participating (potentially dividend-paying) policy. Premiums for the new policy will be based on Prudential's rates in effect on the original issue date for the same class of risk which are currently higher than premiums under the Contract. The new policy's cash value will be the same as it would have been had the new policy been purchased at the outset. There will be an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeds what the cash value would have been had the subaccounts and/or the Real Property Account in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment will be made for any differences in premiums for any optional benefits carried over to the new policy.

The exchange will be effective when Pruco Life receives a written request in a form that meets its needs, and receives the Contract and payment of any adjustment due on the exchange. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

The Contract owner may also exchange the Contract for a fixed-benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey, 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge, described in items 5 and 7 under CHARGES AND EXPENSES, page 6.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the current tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

Treatment as Life Insurance. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements. (See DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract's cash value, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under
Section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

Pre-Death Distributions. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the net cash value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the net cash value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal (or partial surrender) generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract's cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. In general, this Contract should not become a Modified Endowment Contract. However, certain actions may cause the Contract to become a Modified Endowment Contract. These actions may include partial surrenders or withdrawals, the deletion of certain riders or the selection of certain options upon the lapse of the Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life representative.

     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract's cash value prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age
     59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

     Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

Withholding. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


Other Tax Considerations. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under
Section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.


In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under Section 163 of the Code as personal interest or under Section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract's cash value or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT

This Contract ensures that as long as premiums are paid, insurance protection remains in effect. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 16.

A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under OPTIONS ON LAPSE.

OPTIONS ON LAPSE

If a Contract lapses because the premium has not been paid before the end of the grace period, some life insurance coverage may continue in effect or the owner may choose to surrender the Contract for its net cash value. A lapse of a Contract with a Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.

1. Extended Term Insurance. With one exception explained below, if the owner does not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the net cash value on the due date of the first unpaid premium, the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the due date of the unpaid premium, taking into account any Contract debt on that date. The amount will not change while the insurance stays in force. This benefit is known as extended term insurance. The owner will be told in writing how long the insurance will be in effect. Extended term insurance has a cash value but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that extended term insurance will not be provided. In that case, variable reduced paid-up insurance (as described in item 3 below) will be the automatic benefit provided on lapse for Contracts issued in jurisdictions where required approvals have been obtained from regulatory authorities. Such approvals have been received in all jurisdictions except the

District of Columbia and Texas. The automatic benefit provided on lapse for these insureds under Contracts issued in these two remaining jurisdictions will be fixed reduced paid-up insurance (as described in item 2 below) until such time as approvals for variable reduced paid-up insurance are obtained.


2. Fixed Reduced Paid-Up Insurance. The owner may choose to have insurance coverage provided for the lifetime of the insured. The amount will be lower than what extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. The amount will not change thereafter unless a loan is taken against the fixed reduced paid-up insurance. Pruco Life will, if asked, tell the owner what the amount will be. Apart from the case described above in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within 3 months of the due date of the first unpaid premium. Fixed reduced paid-up insurance has a cash value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.

3. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the net cash value on the due date of the first premium in default and the age and sex (except where unisex rates apply) of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash value and the amount of insurance will vary with investment performance in the same manner as a Contract in force on a premium paying basis (see HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 8 and HOW A CONTRACT'S CASH VALUE WILL VARY, page 10). Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts (see CONTRACT LOANS, page 15). The availability of variable reduced paid-up insurance is subject to the receipt of required state regulatory approvals. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.


As explained in item 1 above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds in those jurisdictions where regulatory approval has been obtained for such insurance. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within 3 months of the date of default; it will be available to such owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

4. Payment of Net Cash Value. The owner can receive the net cash value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If Pruco Life receives the request within the days of grace of a premium in default, the net cash value will be the net cash value as of the due date of that premium, adjusted for any loan made or repaid during the days of grace, plus or minus an amount that depends upon the investment performance between the due date and the date Pruco Life receives the request. Whether the net cash value as of the due date of the unpaid premium is increased or decreased by subsequent investment performance depends upon whether or not the assets relating to the Contract have increased at more than 4% a year. If Pruco Life receives the request after the grace period expires, the net cash value will be the net value of any extended term insurance then in force, or the net value of any reduced paid-up insurance then in force (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.


The following table shows, the cash value, extended term insurance, and both fixed and variable reduced paid-up insurance for two representative Contracts, each with a guaranteed death benefit of $50,000, which lapse at the end of 8 years after a uniform gross annual investment return of 8%. The tables assume a total Series Fund expense ratio of 0.49% (taking into account the offsets described under CHARGES AND EXPENSES on page 6).

--------------------------------------------------------------------------------
                |                  |        EXTENDED     |          REDUCED
   INSURED      |    CASH VALUE    |    TERM INSURANCE   |    PAID-UP INSURANCE
----------------|------------------|---------------------|----------------------
Male, age 25    |      $3,449      |        $51,746      |         $14,399
  at issue      |                  |    for 19.84 years  |        for life
----------------|------------------|---------------------|----------------------
Male, age 40    |      $6,262      |        $52,032      |         $16,194
  at issue      |                  |    for 12.72 years  |        for life
--------------------------------------------------------------------------------

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

RIDERS

The Contract owner may be able to obtain extra fixed benefits, which may require an additional premium. These benefits will be described in what is known as a "rider" to the Contract. For example, one benefit pays an additional amount if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.


Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.


YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Pruco Life and Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; Prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer. -- Vice President & Associate Comptroller, Prudential since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

JAMES A. TIGNANELLI, Senior Vice President. -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996: Vice President Field Operations.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1997

                                                                                        SUBACCOUNTS
                                                            ------------------------------------------------------------------------
                                                               MONEY        DIVERSIFIED                   FLEXIBLE      CONSERVATIVE
                                                               MARKET           BOND         EQUITY        MANAGED        BALANCED
                                                            ------------   ------------   ------------   ------------   ------------
ASSETS

  Investment in shares of The Prudential Series Fund, Inc.
   Portfolios at net asset value [Note 3] ...............   $ 15,842,376   $ 22,252,943   $147,655,466   $133,182,713   $ 42,313,650
  Receivable from Pruco Life Insurance Company [Note 2] .              0              0              0              0              0
                                                            ------------   ------------   ------------   ------------   ------------
   Net Assets ...........................................   $ 15,842,376   $ 22,252,943   $147,655,466   $133,182,713   $ 42,313,650
                                                            ============   ============   ============   ============   ============
NET ASSETS, representing:

  Equity of Contract owners .............................   $ 15,807,532   $ 22,227,264   $147,607,122   $133,141,983   $ 42,309,165
  Equity of Pruco Life Insurance Company ................         34,844         25,679         48,344         40,730          4,485
                                                            ------------   ------------   ------------   ------------   ------------
                                                            $ 15,842,376   $ 22,252,943   $147,655,466   $133,182,713   $ 42,313,650
                                                            ============   ============   ============   ============   ============



STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                       SUBACCOUNTS
                                                           ------------------------------------------------------------------------
                                                              MONEY        DIVERSIFIED                   FLEXIBLE      CONSERVATIVE
                                                              MARKET           BOND         EQUITY        MANAGED        BALANCED
                                                           ------------   ------------   ------------   ------------   ------------

INVESTMENT INCOME

  Dividend distributions received ......................   $    836,324   $  1,601,924   $  3,187,180   $  3,834,599   $  1,888,751

EXPENSES

  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A] ...........         55,267         76,182        483,733        443,641        142,257
  Reimbursement for excess expenses [Note 5B] ..........         (3,473)        (5,282)      (107,340)      (287,241)       (66,633)
                                                           ------------   ------------   ------------   ------------   ------------

NET EXPENSES ...........................................         51,794         70,900        376,393        156,400         75,624
                                                           ------------   ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS) ...........................        784,530      1,531,024      2,810,787      3,678,199      1,813,127
                                                           ------------   ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received .................              0        256,143      7,940,023     19,922,569      4,545,796
  Realized gain on shares redeemed
   [average cost basis] ................................              0         66,809      2,949,502      1,255,186        266,426
  Net change in unrealized gain (loss)
   on investments ......................................              0       (146,333)    15,968,968     (4,223,520)    (1,618,876)
                                                           ------------   ------------   ------------   ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS .........................              0        176,619     26,858,493     16,954,235      3,193,346
                                                           ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................   $    784,530   $  1,707,643   $ 29,669,280   $ 20,632,434   $  5,006,473
                                                           ============   ============   ============   ============   ============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A1

                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SMALL
 HIGH YIELD         STOCK            EQUITY           NATURAL                         GOVERNMENT       PRUDENTIAL    CAPITALIZATION
    BOND            INDEX            INCOME          RESOURCES         GLOBAL           INCOME          JENNISON          STOCK
------------     ------------     ------------     ------------     ------------     ------------     ------------    ------------
$  2,245,817     $  8,556,990     $  4,284,748     $  1,909,557     $  1,093,831     $    528,710     $  1,144,788     $  749,765
           0           29,144            3,195                0                0                0                0         10,284
------------     ------------     ------------     ------------     ------------     ------------     ------------     ----------
$  2,245,817     $  8,586,134     $  4,287,943     $  1,909,557     $  1,093,831     $    528,710     $  1,144,788     $  760,049
============     ============     ============     ============     ============     ============     ============     ==========


$  2,243,729     $  8,586,134     $  4,287,943     $  1,901,644     $  1,090,052     $    527,574     $  1,142,713     $  760,049
       2,088                0                0            7,913            3,779            1,136            2,075              0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ----------
$  2,245,817     $  8,586,134     $  4,287,943     $  1,909,557     $  1,093,831     $    528,710     $  1,144,788     $  760,049
============     ============     ============     ============     ============     ============     ============     ==========





                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SMALL
 HIGH YIELD         STOCK            EQUITY           NATURAL                         GOVERNMENT       PRUDENTIAL    CAPITALIZATION
    BOND            INDEX            INCOME          RESOURCES         GLOBAL           INCOME          JENNISON          STOCK
------------     ------------     ------------     ------------     ------------     ------------     ------------    ------------
$    203,212     $    113,569     $     94,263     $     11,074     $     13,090     $     33,731     $      1,979     $      3,695



       7,466           26,197           12,518            7,715            3,694            1,768            2,889            1,939
           0                0                0                0                0                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

       7,466           26,197           12,518            7,715            3,694            1,768            2,889            1,939
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

     195,746           87,372           81,745            3,359            9,396           31,963             (910)           1,756
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



           0          237,151          382,984          239,014           51,660                0           63,600           50,803

       2,954          199,378           33,336           40,949            6,455              237            8,562            3,430

      70,466        1,512,588          591,189         (534,111)          (9,784)          14,012          133,987           63,710
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

      73,420        1,949,117        1,007,509         (254,148)          48,331           14,249          206,149          117,943
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    269,166     $  2,036,489     $  1,089,254     $   (250,789)    $     57,727     $     46,212     $    205,239     $    119,699
============     ============     ============     ============     ============     ============     ============     ============

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A2

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995

                                                                                  SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                                                                        DIVERSIFIED
                                                           MONEY MARKET                                     BOND
                                             -------------------------------------------- -----------------------------------------
                                                1997           1996           1995           1997           1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net investment income (loss) ............  $   784,530    $   759,781    $   836,141    $ 1,531,024    $ 1,301,738    $ 1,300,825
  Capital gains distributions received ....            0              0              0        256,143              0         46,988
  Realized gain (loss) on shares redeemed
   [average cost basis] ...................            0              0              0         66,809         43,347         25,897
  Net change in unrealized gain (loss) on
   investments ............................            0              0              0       (146,333)      (485,901)     2,288,395
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................      784,530        759,781        836,141      1,707,643        859,184      3,662,105
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7] ................................     (859,637)      (774,685)      (251,391)    (1,077,204)      (747,162)      (215,375)
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  EQUITY TRANSFERS
  [Note 8] ................................       26,431        (40,679)        13,580         20,104         (1,424)       (15,824)
                                             -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................      (48,676)       (55,583)       598,330        650,543        110,598      3,430,906

NET ASSETS:
  Beginning of year .......................   15,891,052     15,946,635     15,348,305     21,602,400     21,491,802     18,060,896
                                             -----------    -----------    -----------    -----------    -----------    -----------
  End of year .............................  $15,842,376    $15,891,052    $15,946,635    $22,252,943    $21,602,400    $21,491,802
                                             ===========    ===========    ===========    ===========    ===========    ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A3

                                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                FLEXIBLE                                  CONSERVATIVE
                  EQUITY                                         MANAGED                                    BALANCED
-------------------------------------------   --------------------------------------------   ---------------------------------------
    1997           1996            1995           1997            1996            1995           1997         1996          1995
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------
$  2,810,787   $  2,554,460    $  1,821,687   $  3,678,199    $  3,328,814    $  3,006,879   $ 1,813,127   $ 1,450,582   $ 1,301,886
   7,940,023     11,007,423       3,775,598     19,922,569      11,065,352       4,387,819     4,545,796     2,350,211     1,170,397

   2,949,502      1,192,928         592,148      1,255,186         549,342         234,407       266,426       104,292        31,524

  15,968,968      4,650,911      19,423,426     (4,223,520)       (803,121)     12,905,968    (1,618,876)      402,663     2,509,581
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------



  29,669,280     19,405,722      25,612,859     20,632,434      14,140,387      20,535,073     5,006,473     4,307,748     5,013,388
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------





  (6,457,147)    (2,590,623)       (966,669)    (5,180,609)     (1,978,785)       (777,608)   (1,230,865)     (204,807)      374,732
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------




      12,540         (9,294)          1,701        (58,991)         24,234        (110,202)      (23,512)      (70,175)        9,314
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------


  23,224,673     16,805,805      24,647,891     15,392,834      12,185,836      19,647,263     3,752,096     4,032,766     5,397,434


 124,430,793    107,624,988      82,977,097    117,789,879     105,604,043      85,956,780    38,561,554    34,528,788    29,131,354
------------   ------------    ------------   ------------    ------------    ------------   -----------   -----------   -----------
$147,655,466   $124,430,793    $107,624,988   $133,182,713    $117,789,879    $105,604,043   $42,313,650   $38,561,554   $34,528,788
============   ============    ============   ============    ============    ============   ===========   ===========   ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A4

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,1997, 1996 and 1995

                                                                                   SUBACCOUNTS
                                                 --------------------------------------------------------------------------------
                                                                 HIGH
                                                                YIELD                                      STOCK
                                                                 BOND                                      INDEX
                                                 --------------------------------------    --------------------------------------
                                                    1997          1996          1995          1997          1996          1995
                                                 ----------    ----------    ----------    ----------    ----------    ----------
OPERATIONS
  Net investment income (loss) ...............   $  195,746    $  186,203    $  175,531    $   87,372    $   81,004    $   70,991
  Capital gains distributions received .......            0             0             0       237,151        69,432        32,489
  Realized gain (loss) on shares redeemed
   [average cost basis] ......................        2,954          (255)         (933)      199,378        26,711        16,334
  Net change in unrealized gain (loss) on
   investments ...............................       70,466        15,911        95,010     1,512,588       891,077     1,052,064
                                                 ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .................................      269,166       201,859       269,608     2,036,489     1,068,224     1,171,878
                                                 ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7] ...................................      (48,754)       (8,482)      (24,810)      441,335       494,766       291,051
                                                 ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  EQUITY TRANSFERS
  [Note 8] ...................................       (1,780)         (655)         (217)       (6,993)      (16,223)       (9,754)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .....................................      218,632       192,722       244,581     2,470,831     1,546,767     1,453,175

NET ASSETS:
  Beginning of year ..........................    2,027,185     1,834,463     1,589,882     6,115,303     4,568,536     3,115,361
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  End of year ................................   $2,245,817    $2,027,185    $1,834,463    $8,586,134    $6,115,303    $4,568,536
                                                 ==========    ==========    ==========    ==========    ==========    ==========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A5

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                   EQUITY                                      NATURAL
                   INCOME                                     RESOURCES                                    GLOBAL
-------------------------------------------   -----------------------------------------   -----------------------------------------
     1997           1996            1995          1997           1996           1995          1997          1996           1995
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------
$      81,745    $    82,533    $    73,400   $     3,359    $     6,382    $    12,839   $     9,396    $    16,653    $     6,731
      382,984         92,133         96,854       239,014        249,205         69,644        51,660         13,744         10,665

       33,336         10,132          7,871        40,949         25,407          2,181         6,455          3,662            823

      591,189        325,992        203,709      (534,111)       196,158        233,804        (9,784)        96,458         53,463
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------



    1,089,254        510,790        381,834      (250,789)       477,152        318,468        57,727        130,517         71,682
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------





      257,144        129,405        239,675         3,642        147,039         80,100       123,644        225,265        161,379
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------




       (4,432)       (14,464)        18,454         5,073        (14,433)        13,605        (4,949)       (18,747)        12,250
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------


    1,341,966        625,731        639,963      (242,074)       609,758        412,173       176,422        337,035        245,311


    2,945,977      2,320,246      1,680,283     2,151,631      1,541,873      1,129,700       917,409        580,374        335,063
-------------    -----------    -----------   -----------    -----------    -----------   -----------    -----------    -----------
$   4,287,943    $ 2,945,977    $ 2,320,246   $ 1,909,557    $ 2,151,631    $ 1,541,873   $ 1,093,831    $   917,409    $   580,374
=============    ===========    ===========   ===========    ===========    ===========   ===========    ===========    ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A6

                             FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,1997, 1996, and 1995

                                                                                   SUBACCOUNTS
                                                  --------------------------------------------------------------------------------
                                                                GOVERNMENT                                PRUDENTIAL
                                                                  INCOME                                   JENNISON*
                                                  --------------------------------------    --------------------------------------
                                                     1997          1996          1995          1997          1996          1995
                                                  ----------    ----------    ----------    ----------    ----------    ----------
OPERATIONS
  Net investment income (loss) ................   $   31,963    $   29,656    $   27,273    $     (910)   $     (206)   $      (74)
  Capital gains distributions received ........            0             0             0        63,600             0             0
  Realized gain (loss) on shares redeemed
   [average cost basis] .......................          237           520         8,064         8,562           635           506
  Net change in unrealized gain (loss) on
   investments ................................       14,012       (19,539)       43,870       133,987        40,175         3,478
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..................................       46,212        10,637        79,207       205,239        40,604         3,910
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7] ....................................      (16,804)       22,080         2,911       389,469       423,154        77,699
                                                  ----------    ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  EQUITY TRANSFERS
  [Note 8] ....................................          571        (2,408)      (38,380)      (11,580)        7,912         8,381
                                                  ----------    ----------    ----------    ----------    ----------    ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ......................................       29,979        30,309        43,738       583,128       471,670        89,990

NET ASSETS:
  Beginning of year ...........................      498,731       468,422       424,684       561,660        89,990             0
                                                  ----------    ----------    ----------    ----------    ----------    ----------
  End of year .................................   $  528,710    $  498,731    $  468,422    $1,144,788    $  561,660    $   89,990
                                                  ==========    ==========    ==========    ==========    ==========    ==========

  * Commenced Business on 5/1/95


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A7

-----------------------------------
               SMALL
           CAPITALIZATION
               STOCK*
-----------------------------------
   1997         1996         1995
---------    ---------    ---------

$   1,756    $   1,291    $     147
   50,803        6,557          628

    3,430          344           60

   63,710       28,167        3,161
---------    ---------    ---------



  119,699       36,359        3,996
---------    ---------    ---------





  258,740      280,751       60,180
---------    ---------    ---------




   (1,517)      (7,047)       8,888
---------    ---------    ---------


  376,922      310,063       73,064


  383,127       73,064            0
---------    ---------    ---------
$ 760,049    $ 383,127    $  73,064
=========    =========    =========

* Commenced Business on 5/1/95


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A8

                        NOTES TO FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1:   GENERAL

          Pruco Life Variable Insurance Account ("the Account") was established on November 10, 1982 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          New sales of the Pruco Life Variable Life product which invested in the Account were discontinued as of January 1, 1992. However, premium payments made by Contract owners existing at that date will continue to be received by the Account.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions   Received--Dividend   and  capital  gain  distributions
          received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Equity of Pruco Life Insurance Company--Pruco Life maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A9

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                               PORTFOLIOS
                                         ---------------------------------------------------------------------------------------
                                              MONEY          DIVERSIFIED                          FLEXIBLE        CONSERVATIVE
                                              MARKET            BOND              EQUITY           MANAGED          BALANCED
                                         ---------------   ---------------   ---------------   ---------------   ---------------
           Number of Shares:                   1,584,238         2,018,984         4,752,488         7,707,204         2,826,522
           Net asset value per share:    $      10.00000   $      11.02185   $      31.06909   $      17.28029   $      14.97022
           Cost:                         $    15,842,376   $    21,495,566   $    91,050,746   $   119,833,443   $    39,759,900


                                                                         PORTFOLIOS (CONTINUED)
                                         ---------------------------------------------------------------------------------------
                                           HIGH YIELD          STOCK             EQUITY            NATURAL
                                              BOND             INDEX             INCOME           RESOURCES          GLOBAL
                                         ---------------   ---------------   ---------------   ---------------   ---------------
           Number of Shares:                     275,745           283,161           191,391           125,264            61,028
           Net asset value per share:    $       8.14453   $      30.21956   $      22.38737   $      15.24426   $      17.92348
           Cost:                         $     2,193,991   $     4,670,596   $     3,143,812   $     1,948,770   $       969,243


                                                       PORTFOLIOS (CONTINUED)
                                         ---------------------------------------------------
                                                                                  SMALL
                                           GOVERNMENT         PRUDENTIAL      CAPITALIZATION
                                             INCOME            JENNISON           STOCK
                                         ---------------   ---------------   ---------------
           Number of Shares:                      45,884            64,562            47,063
           Net asset value per share:    $      11.52286   $      17.73151   $      15.93104
           Cost:                         $       520,427   $       967,148   $       654,726


NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                              SUBACCOUNTS
                                         ----------------------------------------------------------------------------------------
                                               MONEY          DIVERSIFIED                         FLEXIBLE         CONSERVATIVE
                                               MARKET            BOND            EQUITY            MANAGED           BALANCED
                                          --------------   ---------------   ---------------   ---------------   ---------------
           Contract Owner Units
           Outstanding.................    6,552,860.841     5,966,986.793    18,174,210.667    24,080,444.672     9,737,863.190

           Unit Value .................   $      2.41231   $       3.72504   $       8.12179   $       5.52905   $       4.34481
                                          --------------   ---------------   ---------------   ---------------   ---------------
           TOTAL CONTRACT OWNER EQUITY    $   15,807,532   $    22,227,264   $   147,607,122   $   133,141,983   $    42,309,165
                                         ===============   ===============   ===============   ===============   ===============

                                                                         SUBACCOUNTS (CONTINUED)
                                         ----------------------------------------------------------------------------------------
                                            HIGH YIELD          STOCK             EQUITY            NATURAL
                                               BOND             INDEX             INCOME           RESOURCES          GLOBAL
                                          --------------   ---------------   ---------------   ---------------   ---------------
           Contract Owner Units
           Outstanding ................      887,652.832     2,064,153.249       964,492.916       706,628.765       764,621.517

           Unit Value .................  $      2.52771   $       4.15964   $       4.44580   $       2.69115   $       1.42561
                                         --------------   ---------------   ---------------   ---------------   ---------------
           TOTAL CONTRACT OWNER EQUITY   $    2,243,729   $     8,586,134   $     4,287,943   $     1,901,644   $     1,090,052
                                         ===============   ===============   ===============   ===============   ===============

                                                         SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------
                                                                                  SMALL
                                            GOVERNMENT        PRUDENTIAL      CAPITALIZATION
                                              INCOME           JENNISON           STOCK
                                          --------------   ---------------   ---------------
           Contract Owner Units
           Outstanding ................      260,623.105       609,824.160       426,643.947

           Unit Value .................   $      2.02428   $       1.87384   $       1.78146
                                          --------------   ---------------   ---------------
           TOTAL CONTRACT OWNER EQUITY    $      527,574   $     1,142,713   $       760,049
                                          ==============   ===============   ===============

                                      A10

NOTE 5:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life is $1,265,266.

          B.   Expense Reimbursement

               Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and Conservative Balanced Portfolios of the Series Fund. For 1997, the amount of these reimbursements totaled $469,969.

          C.   Cost of Insurance Charges

               Contract owner contributions to the Account are subject to the following charges: administrative charges, death benefit risk charges, premium taxes, and sales loads. During 1997, Pruco Life received from Contract owners $3,379,797, $376,821, $628,036, and $3,136,911, respectively, for these charges.

NOTE 6:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A11

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

          The following amounts represent components of Contract owner activity for the year ended December 31, 1997:

                                                                                        SUBACCOUNTS
                                                       --------------------------------------------------------------------------
                                                            MONEY        DIVERSIFIED                    FLEXIBLE      CONSERVATIVE
                                                            MARKET          BOND          EQUITY         MANAGED        BALANCED
                                                          -----------    -----------    -----------    -----------    -----------
           Contract Owner Net Payments ................   $ 1,445,070    $ 1,747,896    $ 7,487,495    $ 9,052,222    $ 3,550,385
           Policy Loans ...............................   $  (212,946)   $  (349,385)   $(2,897,273)   $(2,485,575)   $  (721,192)
           Policy Loan Repayments and Interest ........   $   248,612    $   298,282    $ 1,978,021    $ 1,644,384    $   516,697
           Surrenders, Withdrawals, and Death Benefits    $(1,353,770)   $(1,454,231)   $(9,674,305)   $(8,842,066)   $(2,814,526)
           Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options .......................   $  (461,651)   $  (629,526)   $   325,798    $  (691,350)   $  (281,644)
           Administrative and Other Charges ...........   $  (524,952)   $  (690,240)   $(3,676,883)   $(3,858,224)   $(1,480,585)

                                                                          SUBACCOUNTS (CONTINUED)
                                                         ---------------------------------------------------------
                                                           HIGH YIELD       STOCK         EQUITY        NATURAL
                                                              BOND          INDEX         INCOME       RESOURCES
                                                          -----------    -----------    -----------    -----------
           Contract Owner Net Payments ................   $   208,258    $   615,209    $   267,363    $   214,991
           Policy Loans ...............................   $   (37,680)   $  (231,311)   $  (100,894)   $   (67,912)
           Policy Loan Repayments and Interest ........   $    28,120    $    71,414    $    45,929    $    54,198
           Surrenders, Withdrawals, and Death Benefits    $  (160,755)   $  (445,663)   $  (216,492)   $  (172,949)
           Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options .......................   $    (9,028)   $   679,608    $   375,391    $    52,919
           Administrative and Other Charges ...........   $   (77,669)   $  (247,922)   $  (114,153)   $   (77,605)

                                                                        SUBACCOUNTS (CONTINUED)
                                                          ---------------------------------------------------
                                                                                                      SMALL
                                                                       GOVERNMENT    PRUDENTIAL   CAPITALIZATION
                                                           GLOBAL        INCOME       JENNISON        STOCK
                                                          ---------     ---------     ---------     ---------
           Contract Owner Net Payments ...............    $  89,572     $  54,786     $  63,200     $  43,640
           Policy Loans ..............................    $ (27,984)    $ (10,764)    $ (22,782)    $ (13,567)
           Policy Loan Repayments and Interest .......    $  13,484     $   7,568     $  12,220     $   9,008
           Surrenders, Withdrawals, and Death Benefits    $ (82,874)    $ (27,869)    $ (38,944)    $ (36,946)
           Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options ......................    $ 161,137     $ (20,796)    $ 397,341     $ 271,858
           Administrative and Other Charges ..........    $ (29,691)    $ (19,729)    $ (21,566)    $ (15,253)

NOTE 8:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

          The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to the Account.


                                      A12

NOTE 9:   UNIT ACTIVITY

          Transactions in units (including tranfers among subaccounts) for the years ended December 31,1997 and 1996 were as follows:

                                                                                    SUBACCOUNTS
                                                    ----------------------------------------------------------------------------
                                                                   MONEY                               DIVERSIFIED
                                                                   MARKET                                  BOND
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                1,004,793.451      1,030,442.209         603,015.628        746,053.428
           Contract Owner Redemptions:                 (1,370,459.678)    (1,377,953.802)       (905,660.237)      (972,541.044)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                                                          FLEXIBLE
                                                                   EQUITY                                  MANAGED
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                1,545,087.389      2,115,422.788       2,270,423.257      2,801,879.413
           Contract Owner Redemptions:                 (2,411,779.832)    (2,545,555.957)     (3,271,427.216)    (3,253,817.888)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                                                           HIGH
                                                                CONSERVATIVE                               YIELD
                                                                  BALANCED                                 BOND
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                1,112,426.169      1,329,879.254         135,173.405        178,674.418
           Contract Owner Redemptions:                 (1,410,161.024)    (1,387,010.702)       (155,168.188)      (181,912.311)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                    STOCK
                                                                    INDEX                              EQUITY INCOME
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                  458,877.302        473,039.375         201,160.523        207,203.812
           Contract Owner Redemptions:                   (338,842.932)      (295,729.538)       (136,671.017)      (161,396.371)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                   NATURAL
                                                                  RESOURCES                                GLOBAL
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                  161,106.459        185,741.755         223,118.541        272,484.637
           Contract Owner Redemptions:                   (158,127.173)      (133,534.069)       (136,413.002)       (88,899.804)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                 GOVERNMENT                             PRUDENTIAL
                                                                   INCOME                                JENNISON
                                                    -------------------------------------  -------------------------------------
                                                          1997                1996               1997                1996
                                                    ------------------  -----------------  ------------------  -----------------
           Contract Owner Contributions:                   39,198.326         53,827.127         319,764.307        380,827.375
           Contract Owner Redemptions:                    (47,931.233)       (40,948.295)        (93,797.550)       (61,380.639)


                                                                              SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------------------------
                                                                   SMALL
                                                               CAPITALIZATION
                                                                    STOCK
                                                    -------------------------------------
                                                          1997                1996
                                                    ------------------  -----------------
           Contract Owner Contributions:                  224,200.349        240,646.185
           Contract Owner Redemptions:                    (64,522.242)       (26,691.754)

                                      A13

NOTE 10:  PURCHASES AND SALES OF INVESTMENTS

          The   aggregate   costs  of  purchases  and  proceeds  from  sales  of
          investments in the Series Fund were as follows:

                                                                                  SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                     MONEY        DIVERSIFIED                       FLEXIBLE       CONSERVATIVE
                                                     MARKET          BOND            EQUITY          MANAGED         BALANCED
                                                --------------- --------------  ---------------- --------------  ----------------
           For the year ended December 31, 1997

           Purchases ........................... $     573,000   $    200,000   $       593,000   $    571,000   $       482,000
           Sales ............................... $  (1,458,000)  $ (1,328,000)  $    (7,414,000)  $ (5,967,000)  $    (1,812,000)


                                                                            SUBACCOUNTS (CONTINUED)
                                                ---------------------------------------------------------------------------------
                                                   HIGH YIELD        STOCK           EQUITY          NATURAL
                                                      BOND           INDEX           INCOME         RESOURCES         GLOBAL
                                                --------------- --------------  ---------------- --------------  ----------------
           For the year ended December 31, 1997

           Purchases ........................... $      49,000   $    813,000   $       350,000   $    181,000   $       149,000
           Sales ............................... $    (107,000)  $   (434,000)  $      (113,000)  $   (180,000)  $       (34,000)


                                                            SUBACCOUNTS (CONTINUED)
                                                ------------------------------------------------
                                                                                     SMALL
                                                   GOVERNMENT     PRUDENTIAL     CAPITALIZATION
                                                     INCOME        JENNISON          STOCK
                                                --------------- --------------  ----------------
           For the year ended December 31, 1997

           Purchases ........................... $      27,000   $    425,000   $       263,000
           Sales ............................... $     (45,000)  $    (50,000)  $       (18,000)


                                      A14

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life Variable Insurance Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison and Small Capitalization Stock Subaccounts of the Pruco Life Variable Insurance Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
March 20, 1998


                                      A15

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life Variable Insurance
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life Variable Insurance Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Variable Insurance Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996


                                      A16

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996


                                                   ADDITIONAL ILLUSTRATIONS OF
                                      CASH VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS
                                      -----------------------------------------------------

                                                VARIABLE LIFE INSURANCE CONTRACT
                                                        MALE ISSUE AGE 25
                                                $50,000 GUARANTEED DEATH BENEFIT
                                    $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.84% Net)     (5.16% Net)    (11.16% Net)       (-0.84% Net)     (5.16% Net)    (11.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,004        $ 50,026             $   22         $    26        $     31
     2          $ 1,138             $50,000         $50,030        $ 50,184             $  376         $   406        $    437
     3          $ 1,742             $50,000         $50,076        $ 50,480             $  729         $   807        $    890
     4          $ 2,369             $50,000         $50,143        $ 50,921             $1,080         $ 1,229        $  1,393
     5          $ 3,022             $50,000         $50,230        $ 51,516             $1,438         $ 1,683        $  1,962
     6          $ 3,701             $50,000         $50,339        $ 52,272             $1,791         $ 2,158        $  2,592
     7          $ 4,407             $50,000         $50,467        $ 53,198             $2,141         $ 2,657        $  3,290
     8          $ 5,141             $50,000         $50,615        $ 54,301             $2,486         $ 3,178        $  4,061
     9          $ 5,905             $50,000         $50,783        $ 55,589             $2,827         $ 3,723        $  4,914
    10          $ 6,699             $50,000         $50,969        $ 57,073             $3,162         $ 4,293        $  5,855
    15          $11,172             $50,000         $52,176        $ 67,787             $4,734         $ 7,510        $ 12,215
    20          $16,615             $50,000         $53,805        $ 85,192             $6,094         $11,376        $ 22,453
    25          $23,237             $50,000         $55,816        $111,492             $7,231         $15,974        $ 38,826
    30          $31,293             $50,000         $58,179        $149,847             $8,121         $21,355        $ 64,762
40 (Age 65)     $53,020             $50,000         $63,871        $282,392             $9,039         $34,363        $167,630

----------------

(1)  If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES,
AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES
OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                               C1


                                                  VARIABLE LIFE INSURANCE CONTRACT
                                                          MALE ISSUE AGE 40
                                                  $50,000 GUARANTEED DEATH BENEFIT
                                       $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.84% Net)     (5.16% Net)    (11.16% Net)       (-0.84% Net)     (5.16% Net)    (11.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,011        $ 50,066            $   197         $   214         $   231
     2          $ 1,992             $50,000         $50,044        $ 50,276            $   815         $   888         $   962
     3          $ 3,048             $50,000         $50,100        $ 50,637            $ 1,417         $ 1,584         $ 1,762
     4          $ 4,147             $50,000         $50,177        $ 51,152            $ 2,002         $ 2,303         $ 2,637
     5          $ 5,289             $50,000         $50,278        $ 51,841            $ 2,642         $ 3,123         $ 3,674
     6          $ 6,477             $50,000         $50,402        $ 52,712            $ 3,265         $ 3,970         $ 4,810
     7          $ 7,713             $50,000         $50,547        $ 53,770            $ 3,871         $ 4,846         $ 6,056
     8          $ 8,998             $50,000         $50,715        $ 55,025            $ 4,459         $ 5,752         $ 7,419
     9          $10,335             $50,000         $50,903        $ 56,486            $ 5,031         $ 6,689         $ 8,914
    10          $11,725             $50,000         $51,112        $ 58,161            $ 5,584         $ 7,657         $10,550
    15          $19,554             $50,000         $52,450        $ 70,153            $ 8,051         $12,940         $21,322
    20          $29,080             $50,000         $54,234        $ 89,463            $ 9,969         $18,928         $37,968
25 (Age 65)     $40,670             $50,000         $56,418        $118,493            $11,330         $25,592         $63,448

----------------

(1)  If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE
SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES,
AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES
OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                               C2

       VARIABLE LIFE
        INSURANCE



[LOGO] PRUDENTIAL



       Pruco Life Insurance Company
       213 Washington Street, Newark, NJ 07102-2992
       Telephone: 800 437-4016
       VLI-1 Ed. 5/98 CAT# 646964K

                                    PART II


                               OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 66 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

    1. Deloitte & Touche LLP, independent auditors.
    2. Price Waterhouse LLP, independent accountants.
    3. Clifford E. Kirsch, Esq.
    4. Nancy D. Davis, FSA, MAAA

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Insurance Account. (Note 6)

               (2)  Not Applicable.

               (3)  Distributing Contracts:

                    (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company, as amended June 1, 1984. (Note 6)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)
                    (c)  Schedules of Sales Commissions. (Note 6)

               (4)  Not Applicable.

               (5)  (a)  Variable Life Insurance Contract. (Note 6)
                    (b)  Illustrative Tabular Cash Values. (Note 6)
                    (c) Copy of Colorado and North Dakota VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (d) Copy of the Oklahoma VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (e) Copy of South Carolina VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
                    (f) Copy of Alternate Copy face page for Pennsylvania and Maryland to the Variable Life Insurance Contract.
                         (Note 6)
                    (g) Copy of Illinois Notice PLI 3 to the Variable Life Insurance Contract. (Note 6)
                    (h)  Copy of North Carolina Endorsement PLI 16 to the
                         Variable Life Insurance Contract. (Note 6)
                    (i)  Copy of North Carolina Endorsement PLI 17 to the
                         Variable Life Insurance Contract. (Note 6)
                    (j) Copy of Missouri Endorsement PLI 18 to the Variable Life Insurance Contract. (Note 6)
                    (k) Copy of Texas Endorsement PLI 21 to the Variable Life Insurance Contract. (Note 6)
                    (l) Copy of Florida Endorsement PLI 35 to the Variable Life Insurance Contract. (Note 6)
                    (m) Copy of Rhode Island Endorsement PLI-47 to the Variable Life Insurance Contract. (Note 6)

                    (n) Copy of Maryland Endorsement PLI 48 to the Variable Life Insurance Contract. (Note 6)
                    (o) Copy of Minnesota Endorsement PLI 50 to the Variable Life Insurance Contract. (Note 6)
                    (p) Copy of Endorsement PLI 28 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (q) Copy of Endorsement PLI 73 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (r) Copy of Pennsylvania Endorsement PLI 86 to the Variable Life Insurance Contract. (Note 6)
                    (s) Copy of Texas Endorsement PLI 90 to the Variable Life Insurance Contract. (Note 6)
                    (t) Copy of Iowa Endorsement PLI 97 to the Variable Life Insurance Contract. (Note 6)
                    (u) Copy of Endorsement PLI 99 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
                    (v) Copy of Virginia jacket to the Variable Life Insurance Contract. (Note 6)
                    (w) Copy of page 9 to the Variable Life Insurance Contract--Virginia Issues. (Note 6)
                    (x)  Copy of page 11 to the Variable Life Insurance
                         Contract--West Virginia Issues. (Note 6)
                    (y)  Copy of page 13 to the Variable Life Insurance
                         Contract--Virginia Issues. (Note 6)
                    (z) Copy of page 13 to the Variable Life Insurance Contract for use with variable loan interest rate provision--Kentucky Issues. (Note 6)
                   (aa) Copy of Endorsement PLI 25 to the Variable Life Insurance Contract for use in all states except New York and New Jersey. (Note 6)
                   (bb) Copy of Endorsement PLI 104 to the Variable Life Insurance Contract for use in Pennsylvania. (Note 6)
                   (cc) Copy of Endorsement PLI 134 to the Variable Life Insurance Contract for use in all states except New York and New Jersey. (Note 6)
                   (dd) Notice of Consumer Information for use in Illinois. (Note 6)
                   (ee)  Complaint Procedure Notice for use in Texas. (Note 6)
                   (ff) Certification of right to convert Variable Life Insurance Contract for use in Pennsylvania. (Note 6)
                   (gg) Copy of Endorsement PLI 168-85 to the Variable Life Insurance Contract for use in all states except New York and New Jersey (Note 6)

               (6)  (a)  Articles of Incorporation of Pruco Life Insurance
                         Company, as amended October 19, 1993. (Note 4)

                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 7)

               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.

              (10)  (a)  Application Form for Variable Life Insurance Contract.
                         (Note 6)
                    (b) Supplement to the Application for Variable Life Insurance Contract. (Note 6)
                    (c) Application Form for Variable Life Insurance Contract--Maryland issues. (Note 6)
                    (d)  Application Form for Variable Life Insurance
                         Contract--Connecticut issues. (Note 6)
                    (e)  Application Form for Variable Life Insurance
                         Contract--Missouri issues. (Note 6)
                    (f) Application Form for Variable Life Insurance Contracts--Pennsylvania and South Carolina issues. (Note 6)
               (11) Form of Notice of Withdrawal Right. (Note 6)
               (12) Memorandum describing Pruco Life's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b) (12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13) (v)(B). (Note 6)

               (13) Available Contract Riders.

                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (b)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (c) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount. (Note 6)
                    (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
                    (e)  Rider for Interim Term Insurance Benefit. (Note 6)

                    (f) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount. (Note 6)

                    (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (h)  Rider for Impaired Eyesight. (Note 6)
                    (i)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (j)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (k)  Rider for Aviation Risk Exclusion. (Note 6)
                    (l)  Rider for Aviation Risk Exclusion. (Note 6)
                    (m)  Rider for Military Aviation Risk Exclusion. (Note 6)
                    (n)  Rider for Military Aviation Risk Exclusion. (Note 6)
                    (o) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (p)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (q)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (r)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (s)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (t)  Rider for Insured's Accidental Death Benefit. (Note 6)
                    (u) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (v) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (w)  Rider for Reduced Paid-Up Insurance. (Note 6)
                    (x)  Rider for Exempting Child from Reinstatement. (Note 6)
                    (y)  Rider Defining Incontestable Period. (Note 6)
                    (z) Rider for Modification of Insured's Waiver of Premium Benefit Provision. (Note 6)
                    (aa) Rider for Termination of Benefit. (Note 6)
                    (bb) Rider for Aviation Risk Exclusion. (Note 6)
                    (cc) Rider for Military Aviation Risk Exclusion. (Note 6)
                    (dd) Rider for War Risk Exclusion. (Note 6)
                    (ee) Rider Defining Incontestable Period. (Note 6)
                    (ff) Rider for Suicide Provision. (Note 6)
                    (gg) Rider Defining Incontestable Period. (Note 6)
                    (hh) Rider for Aviation Risk Exclusion. (Note 6)
                    (ii) Rider for Military Aviation Risk Exclusion. (Note 6)
                    (jj) Rider for Level Term Benefit on Dependent Children.
                         (Note 6)
                    (kk) Rider for Insured's Waiver of Premium Benefit. (Note 6)
                    (ll) Rider for Insured's Accidental Death Benefit. (Note 6)
                    (mm) Rider for Ownership and Control. (Note 6)
                    (nn) Rider for Ownership and Control. (Note 6)
                    (oo) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (pp) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (qq) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (rr) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (ss) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (tt) Rider for Applicant's Waiver of Premium Benefit. (Note
                         6)
                    (uu) Rider for Level Term Benefit on Insured for use in West
                         Virginia. (Note 6)
                    (vv) Rider for Level Term Benefit on Insured for use in all
                         states except West Virginia. (Note 6)
                    (ww) Rider permitting Special Premium Remittance Plan for
                         use in all states except New York, New Jersey, and Pennsylvania. (Note 6)
                    (xx) Rider for Variable Loan Interest Rate for use in all
                         states except New York, New Jersey, and Michigan. (Note
                         6)
                    (yy) Rider for Variable Loan Interest Rate for use in
                         Michigan. (Note 6)
                    (zz) Rider permitting Special Premium Remittance Plan for
                         use in Pennsylvania. (Note 6)
                   (aaa) Rider for Decreasing Term Insurance Benefit for use in
                         West Virginia. (Note 6)
                   (bbb) Rider for Decreasing Term Insurance Benefit for use in
                         all states except New York, New Jersey and West Virginia. (Note 6)
                   (ccc) Rider for Decreasing Term Insurance Benefit on life of
                         Insured Spouse for use in all states except New York, New Jersey, South Carolina and West Virginia. (Note 6)
                   (ddd) Rider for Decreasing Term Insurance Benefit on life of
                         Insured Spouse for use in South Carolina. (Note 6)

                   (eee) Rider for Decreasing Term Insurance Benefit on life of
                         Insured Spouse for use in West Virginia. (Note 6)
                   (fff) Rider for Variable Loan Interest Rate for use in
                         Michigan. (Note 6)
                   (ggg) Rider for Variable Loan Interest Rate for use in South
                         Carolina. (Note 6)
                   (hhh) Rider for Variable Loan Interest Rate for use in all
                         states except New York, New Jersey, Michigan and South Carolina. (Note 6)
                   (iii) Rider providing Options on Lapse for use in all states except New York and New Jersey. (Note 6)
                   (jjj) Rider for Variable Reduced Paid-Up Insurance for use
                         in all states except New York and New Jersey. (Note 6)

                   (kkk) Living Needs Benefit Rider for use in Florida. (Note
                         4)

                   (lll) Living Needs Benefit Rider for use in all approved
                         jurisdictions except Florida. (Note 4) 2. See
                         Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

          (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price (Note 2)

          (b)      Kiyofumi Sakaguchi (Note 3)

          (c)      James J. Avery, Jr. (Note 8)
          (d)      James M. Schlomann (Note 5)


    27.  Financial Data Schedule (Note 1)

(Note 1) Filed herewith.
(Note 2) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 8 to Form
         S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 4 to Form
         S-1, Registration No. 33-86780, filed April 9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to this
         Registration Statement, filed April 30, 1997.
(Note 7) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company. (Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form
         S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Insurance Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.



(Seal)

                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)


Attest:  /s/ THOMAS C. CASTANO              By: /s/ ESTHER H. MILNES
         -----------------------------          --------------------------------
             Thomas C. Castano                      Esther H. Milnes
             Assistant Secretary                    President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.



       SIGNATURE AND TITLE
       -------------------

/s/ *
--------------------------------
Esther H. Milnes
President and Director


/s/ *
--------------------------------
James M. Schlomann
Chief Accounting Officer and
Comptroller


/s/ *
--------------------------------
James J. Avery, Jr.
Director


/s/ *                                     * By: /s/ THOMAS C. CASTANO
--------------------------------                --------------------------------
William M. Bethke                                   Thomas C. Castano
Director                                            (Attorney-in-Fact)


/s/ *
--------------------------------
Ira J. Kleinman
Director


/s/ *
--------------------------------
Mendel A. Melzer
Director


/s/ *
--------------------------------
I. Edward Price
Director


/s/ *
--------------------------------
Kiyofumi Sakaguchi
Director

                                  EXHIBIT INDEX

     Consent of Deloitte & Touche LLP, independent auditors.          Page II-8

     Consent of Price Waterhouse LLP, independent accountants.        Page II-9

 3.  Opinion and Consent of Clifford E. Kirsch, Esq., as to the
     legality of the securities being registered.                     Page II-10

 6.  Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to
     actuarial matters pertaining to the securities being
     registered.                                                      Page II-11

27.  Financial Data Schedule.                                         Page II-12